SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-27570	56-1640186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3151 South 17th Street, Wilmington, North Carolina 28412

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 251-0081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 13, 2005, the Compensation Committee of the Board of Directors of the Company approved raises to the annual base salaries for each of the following executive officers:

Name	Title	% Raise	New Salary	Effective Date
Fred B. Davenport, Jr.	President, Assistant Secretary	3.00%	$359,070	January 1, 2006

Paul S. Covington, M.D.	Executive Vice President – Development	3.00%	$318,530	January 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

Date: September 15, 2005	/s/ Linda Baddour
	Name:	Linda Baddour
	Title:	Chief Financial Officer